                                                                   Exhibit 10.54



            AMENDMENT TO COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
            ---------------------------------------------------------


     This Amendment ("Amendment") dated March 20, 1997, by and among American Home Products Corporation, a Delaware corporation, represented by its Wyeth-Ayerst Laboratories Division ("Wyeth-Ayerst") and ChemGenics Pharmaceuticals Inc., a Delaware corporation (the "Company") amends that certain Collaborative Research and License Agreement dated November 1, 1996 by and between Wyeth-Ayerst and the Company (the "License Agreement").

     WHEREAS Wyeth-Ayerst has been advised that the Company has executed an Agreement and Plan of Merger dated January 20, 1997 by and among the Company, Millennium Pharmaceuticals, Inc., a Delaware corporation ("Millennium") and CPI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Millennium ("CPI") pursuant to which, among other things, CPI will be merged (the "Merger") with and into the Company and the Company will become a wholly-owned subsidiary of Millennium.

     WHEREAS, Wyeth-Ayerst is a party to that certain Series E Preferred Stock Purchase Agreement dated November 27, 1996 by and among Wyeth-Ayerst, the Company and certain other stockholders a party thereto (the "Purchase Agreement");

     WHEREAS, the License Agreement and the Purchase Agreement provide that, unless the License Agreement has been terminated, Wyeth-Ayerst may become obligated to purchase additional shares of capital stock of the Company (the "Additional Equity Investments").

     WHEREAS, in connection with the Merger, Wyeth-Ayerst, the Company and Millennium have heretofore entered into an Amendment, Consent and Waiver dated as of January 18, 1997 pursuant to which the parties have agreed to modify the terms and conditions of the Additional Equity Investments set forth in the License Agreement and Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


     1. Section 3.1 of the License Agreement is deleted in its entirety and a new Section 3.1 is inserted in lieu thereof which reads as follows:

        "3.1 Equity Investments
             ------------------

        WYETH-AYERST will make two equity investments in CHEMGENICS in accordance with the terms of a Series E Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement"):

        1.   $5 million on the Effective Date of this Agreement.

        2. $3 million as set forth in Section 1.03 (b) of the Stock Purchase Agreement."

     2. The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contains the entire Agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

     3. From and after the effective date of this Amendment, each reference in the Agreement to "this agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the other documents entered into in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     4. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, U.S.A., without regard to the application of principles of conflicts of law.

     5. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Collaborative Research and License Agreement on the date first written above.

                                                 CHEMGENICS PHARMACEUTICALS INC.


                                                 By: /s/ Barry A. Berkowitz
                                                    ----------------------------
                                                      Barry A. Berkowitz
                                                      President

                                                 AMERICAN HOME PRODUCTS
                                                 CORPORATION
                                                 ACTING THROUGH ITS
                                                 WYETH-AYERST LABORATORIES
                                                 DIVISION


                                                 By: /s/ Gerald A. Jibilian
                                                    ----------------------------
                                                 Name: Gerald A. Jibilian
                                                      --------------------------
                                                 Title: Vice President
                                                       -------------------------

     The undersigned hereby agrees to and acknowledges the foregoing as of the date first written above:


MILLENNIUM PHARMACEUTICALS, INC.


By: /s/ Steven H. Holtzman
   --------------------------------
Name: Steven H. Holtzman
     ------------------------------
Title: Chief Business Officer
      -----------------------------



                                       -3-